UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2001

                     Quiksilver International Holdings, Inc.
             (Exact name of Registrant as specified in its charter)

     Nevada                         000-28235                      98-0204677
(State or Other                 (Commission File                 (IRS Employer
Jurisdiction of                      Number)                     Identification
 Incorporation)                                                      Number)

      104-1456 St. Paul Street, Kelowna, British Columbia, Canada, V1Y 2E6
               (Address of principal executive offices) (Zip Code)

                                 (250) 868-8177
              (Registrant's telephone number, including area code)


Item 5.  Other - Change of Name and Address

     On October 4, 2001, we changed our name to Northport Investments, Inc. The name change was filed by the Nevada Secretary of State on October 15, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Quiksilver International Holdings, Inc.
                                        Registrant


DATED:  November 19, 2001               By:  /s/ Peng Chen                    ,
                                           -----------------------------------
                                             Vice President